UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021 (November 15, 2021)

VMG Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40954	86-3288218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39 Mesa Street, Suite 310 San Francisco, California		94129
(Address of principal executive offices)		(Zip Code)

(415) 632-4200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	VMGAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	VMGA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	VMGAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 15, 2021, VMG Consumer Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000

On November 15, 2021, simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private sale (the “Private Placement”) of 11,700,000 Private Placement Warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $11,700,000.

A total of $234,600,000, comprised of $225,400,000 of the proceeds from the IPO (which amount includes $8,050,000 of the underwriters’ deferred discount) and $9,200,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 15, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01Financial Statement and Exhibits.

(d)Exhibits.  The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of November 15, 2021.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2021

VMG Consumer Acquisition Corp

By:	/s/ Aarti Kapoor
Name:	Aarti Kapoor
Title:	Chief Executive Officer